EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-33028) of our report dated March 16, 2000 on the financial statements included in the 1999 annual report on Form 10-K of THCG, Inc.



                                    /s/ Richard A. Eisner & Company, LLP
                                    ------------------------------------
                                    Richard A. Eisner & Company, LLP


New York, New York
March 29, 2000